SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 30, 2002
                                                         (August 29, 2002)


                             LASERSIGHT INCORPORATED
                             -----------------------
              Exact name of registrant as specified in its charter


                                    Delaware
                                    --------
                  State or other jurisdiction of incorporation



               0-19671                               65-0273162
               -------                               ----------
        Commission File Number                     I.R.S. Employer
                                                  Identification No.


        3300 University Boulevard, Suite 140, Winter Park, Florida 32792
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                     Address of Principal Executive offices


       Registrant's telephone number, including area code: (407) 678-9900
                                                           --------------

Item 5.   Other Events

The press release issued by LaserSight Incorporated dated August 29, 2002 related to our record and annual meeting dates is incorporated by reference herein. In addition, exhibits related to our recently announced China transaction are incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

               Exhibit 99.1   Press Release dated August 29, 2002.

               Exhibit 99.2   Securities Purchase Agreement dated August
                              15, 2002 between LaserSight Incorporated and New Industries Investment Consultants (H.K.) Ltd. The Company undertakes to provide to the Commission upon its request the schedules omitted from this exhibit.

               Exhibit 99.3 Series H Registration Rights Agreement dated August 15, 2002 between LaserSight Incorporated and New Industries Investment Consultants (H.K.) Ltd.

               Exhibit 99.4   Product Purchase Agreement dated August 15,
                              2002 between LaserSight Technologies, Inc. and Shenzhen New Industries Medical Development Co., Ltd. The Company undertakes to provide to the Commission upon its request the schedules omitted from this exhibit. ***

               Exhibit 99.5 Distribution Agreement dated August 15, 2002 LaserSight Technologies, Inc. and Shenzhen New Industries Medical Development Co., Ltd. ***


         *** Confidential treatment has been requested for portions of this document. The redacted material has been filed separately with the commission.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LaserSight Incorporated


Date:   August 30, 2002                By: /s/ Michael R. Farris
                                          ----------------------
                                          Michael R. Farris
                                          Chief Executive Officer